Business Combinations - Summary of Fair Values of Assets Acquired and Liabilities Assumed (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013 TAKASAGO [Member]	Jul. 02, 2012 4K Acquisition Corp. [Member]
Current assets	¥ 6,686	¥ 125
Property and equipment	530	7
Identifiable intangible assets	8,413	1,001
Other assets	457	31
Total assets acquired	16,086	1,164
Current liabilities	5,352
Long-term liabilities	3,715
Total liabilities assumed	9,067
Net assets acquired	¥ 7,019